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                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), each of the undersigned officers of Thane International, Inc. (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that to their knowledge:

      (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 14, 2003                 By: /s/ William F. Hay
------------------------          --------------------------------
Date                              William F. Hay, Chairman of the Board
                                  Chief Executive Officer and Director
                                  (Principal Executive Officer)


November 14, 2003                 By: /s/ Kevin J. McKeon
------------------------          --------------------------------
Date                              Kevin J. McKeon, Chief Financial Officer
                                 (Principal Financial Officer)


November 14, 2003                 By: /s/ Joshua A. Chandler
------------------------          ---------------------------------
Date                              Joshua A. Chandler, Chief Accounting Officer
                                  (Principal Accounting Officer)